Superfund Managed Futures Strategy Fund

Class A SUPRX

Class C SUPFX

Class I SUPIX

A Series of Two Roads Shared Trust

Supplement dated September 9, 2021

to the Prospectus dated March 1st, 2021, as amended March 17th, 2021 and as supplemented on August 2nd, 2021 (the “Prospectus”) and Statement of Additional Information

dated March 1st, 2021 and as supplemented August 2nd, 2021 (“SAI”)

This Supplement provides new and additional information that supersedes any contrary information contained in the Fund’s current Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”) and should be read in conjunction with the Prospectus and SAI.

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New Portfolio Manager for the Fund

As of August 13th , 2021, Tennyson Briggs replaced Gerhard Entzmann as the portfolio manager of the Superfund Managed Futures Strategy Fund (the “Fund”).

There are no other changes to the management of the Fund other than as described above.

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The following replaces the information in the section titled “Portfolio Manager” on page 8 of the Prospectus.

Portfolio Manager: The portfolio manager of the Fund is Tennyson Briggs. Mr. Briggs is the Director of Superfund Advisors, Inc. and has managed the Fund since August 2021.

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The following replaces the information in the section titled “Portfolio Manager” on page 21 of the Prospectus.

Portfolio Manager

Tennyson Briggs

Tennyson Briggs has worked within the Superfund Group of affiliated companies for almost twenty (20) years.

As a Microsoft Certified Professional Developer, he managed a team of in-house software developers, working on important infrastructure systems used throughout the trading process, including tools for Data Analysis, Order Management, Allocation Fairness Algorithms, Back-office Trade Reconciliation and Fund Accounting. Mr. Briggs is a citizen of Grenada, West Indies.

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The following replaces the information in the first two paragraphs in the section titled “Portfolio Manager” on page 45 of the SAI.

PORTFOLIO MANAGER

The tables below include details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts. The information is as of August 13th, 2021.

Superfund Managed Futures Strategy Fund

Mr. Tennyson Briggs

Account Type Investment Team	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

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The following replaces the information in the section titled “Ownership of Securities” on page 46 of the SAI.

The following table shows the dollar range of equity securities beneficially owned by the portfolio manager in the Fund as of August 13th , 2021.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Mr. Tennyson Briggs	None

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The following replaces the information in the section titled “Appendix A” on page 57 of the SAI.

Proxy Committee shall be comprised of the following person(s):

1)       Mahendra Singh, Chief Compliance Officer

2)       Tennyson Briggs, Director

A quorum of the Proxy Committee shall be comprised of at least one member.

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This Supplement, Prospectus and SAI, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-855-61-SUPER (617-8737).